UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018

NAVIGANT CONSULTING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12173	36-4094854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 North Riverside Plaza, Suite 2100, Chicago, Illinois 60606

(Address of principal executive offices including zip code)

(312) 573-5600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2018, Scott S. Harper, Vice President and Controller of Navigant Consulting, Inc. (the “Company”), who serves as the Company’s principal accounting officer, provided notice that he is resigning from the Company effective November 13, 2018 to pursue another career opportunity.   Mr. Harper’s resignation is not due to a disagreement with the Company, any member of management or its independent auditors on any matter relating to the Company’s operations, policies or practices.  Mr. Harper will continue in the role of principal accounting officer until the effective date of his resignation.

Also on October 25, 2018, the Company’s Board of Directors appointed Gillian Forsyth, 50, to serve as the Company’s Chief Accounting Officer effective upon Mr. Harper’s resignation.  Ms. Forsyth joined the Company in 2008 and has held a number of accounting and financial positions with increasing responsibility since that time, most recently serving in the role of Director – External Reporting. In connection with her appointment, Ms. Forsyth will receive a retention bonus award of $50,000, contingent upon her continued employment with the Company for 18 months from the date of her appointment as Chief Accounting Officer.  She will continue to be employed at-will and receive compensation and benefits commensurate with other executives at the same level within the Company.

There are no family relationships existing between Ms. Forsyth and any director or executive officer of the Company. There have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Ms. Forsyth or any member of her immediate family had or will have any interest, that are required to be disclosed by Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT CONSULTING, INC.

Date: October 30, 2018	By:/s/ Monica M. Weed

Name: Monica M. Weed

Title:   Executive Vice President, General Counsel and Secretary

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